Attachment B to Letter Agreement 6-1162-AKP-075
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement 6-1162-AKP-075
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]